REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders
PREMIER POWER ITALY S.p.A.
(previously Arco Energy S.r.l.)

We have audited the accompanying balance sheet of PREMIER POWER ITALY S.p.A., as of December 31, 2008, and the related statements of income and stockholder’s equity for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PREMIER POWER ITALY S.p.A. as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

September 24, 2009

Ria & Partners S.p.A.

/s/ Fabio Gallassi
Fabio Gallassi
Partner

PREMIER POWER ITALY S.p.A. (formerly ARCO Energy, SRL)
BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND JUNE 30, 2009

	December 31, 2008	June 30, 2009
	(audited)	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$238,509	$2,126,479
Accounts receivable, trade	281,481	637,757
Inventory	462,395	407,656
Prepaid expenses and other current assets	140,812	7,024
Total current assets	1.123.197	3.178.916

Property and equipment, net	19,103	32,988

Total assets	$1,142,300	$3,211,904

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$314,042	$1,108,466
Accrued liablilities	23,718	169,552
Related party payable	176,781	1,755,663
Taxes payable	356,033	269,015
Total current liabilities	870.574	3.302.696

Members’ Equity:
Capital	14,487	14,487
Retained earnings (accumulated deficit)	268,883	(86,235)
Accumulated other comprehensive (loss)	(11,644)	(19,044)
Total equity	271,726	(90,792)
Total liabilities and members’ equity	$1,142,300	$3,211,904

PREMIER POWER ITALY S.p.A. (formerly ARCO Energy, SRL)
STATEMENTS OF OPERATIONS

	Year ended December 31,	Six Months ended June 30
	2008	2009	2008
	(audited)	(unaudited)	(unaudited)

Net sales	$7,685,250	$2,194,881	$1,729,571

Cost of sales	(7,027,657)	(1,844,721)	(1,636,405)

Gross profit	657,593	350,160	93,166

Operating expenses:

Sales and marketing	38,728	161,558	15,391

General and administrative	220,007	276,171	51,417

Total operating expenses	258,735	437,729	66,808

Operating income (loss)	398,858	(87,569)	26,358

Other (expense) income:

Interest expense	(432)	(5,030)	-

Other income	20	2,237	7

Interest income	163	127	43

Total other (expense) income, net	(249)	(2,666)	50

Income before income taxes	398,609	(90,235)	26,408

Income tax expense	(129,726)	(49)	-

Net income (loss)	$268,883	$(90,284)	$26,408

PREMIER POWER ITALY S.p.A. (formerly ARCO Energy, SRL)
STATEMENTS OF CASH FLOWS

	Year ended December 31	Six Months ended June 30
	2008	2009	2008
	(audited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income (loss)	$268,883	$(90,284)	$26,408
Adjustments to reconcile net income (loss) provided by
(used in) operating activities:
Depreciation and amortization	3,563	3,858	1,129
Accounts receivable	(293,777)	(339,554)	(17,379)
Inventory	(482,593)	50,485	(1,885,005)
Prepaid expenses and other assets	(146,963)	126,688	(38,605)
Accounts payable	327,759	756,094	1,426,566
Accrued liablities	24,754	138,685	247,810
Related party payable	184,504	1,488,180	145,509
Taxes payable	371,585	(81,519)	114,689
Net cash provided by operating activities	257,715	2,052,633	21,122

Cash flows from investing activities:
Acquisition of property and equipment	(23,500)	(17,118)	(20,880)
Distributions	-	(240,331)	-
Net cash used in investing activities	(23,500)	(257,449)	(20,880)

Cash flows from financing activities:
Proceeds from members’ units	14,487	-	14,487
Net cash provided by financing activities	14,487	-	14,487

Effect of foreign currency	(10,193)	92,786	1,312
Increase in cash and cash equivalents	238,509	1,887,970	16,041
Cash and cash equivalents at begining of period	-	238,509	-
Cash and cash equivalents at end of period	$238,509	$2,126,479	$16,041

Supplemental cash flow information:

Interest paid	$(432)	$(5,030)	$-
Taxes paid	$0	$(49)	$-

PREMIER POWER ITALY S.p.A (formerly ARCO Energy, SRL)
STATEMENTS OF EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2008 AND THE SIX MONTHS ENDED JUNE 30, 2009

	Capital	Retained Earnings (Accumulated	Accumulated Other Comprehensive	Unaudited
	Amount	Deficit)	Loss	Total

Balance January 23, 2008 (unaudited)	$-	$-	$-	$-

Net income		268,883		268,883
Foreign currency translation adjustment			(11,644)	(11,644)
Comprehensive income				257,239
Contribution	14,487			14,487

Balance, December 31, 2008	14,487	268,883	(11,644)	271,726

Net income		(90,284)		(90,284)
Foreign currency translation adjustment			(7,400)	(7,400)
Comprehensive loss				(97,684)
Distribution		(264,834)		(264,834)

Balance June 30, 2009 (unaudited)	$14,487	$(86,235)	$(19,044)	$(90,792)

PREMIER POWER ITALY, S.P.A.
Notes to Financial Statements

1.	ORGANIZATION AND NATURE OF BUSINESS

Premier Power Italy S.p.A, an Italian limited organization (the “Company”), is a distributor and developer of solar products and projects in Italy. The Company was operating under the statutory and civil code of the Italian government and the Company earnings after taxes were distributed 5% legal reserve and 95% as from the shareholder assembly.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying financial statements as of and for the six months ended June 30, 2009 and 2008 are unaudited and have been prepared in accordance with generally accepted accounting principles for interim financial information.  Certain information and note disclosures normally included in the annual financial statements have been condensed or omitted, although the Company’s management believes the disclosures made are adequate to make the information presented not misleading.  In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for fair presentation of the results of operation for the interim periods presented have been reflected herein.  The results of operations for the interim periods are not necessarily indicative of the results to be expected for the entire year.

Cash and cash equivalents — The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

Property and Equipment - Property and equipment are recorded at cost and depreciated using the straight-line method over estimated useful lives, or in the case of leasehold improvements, the lease term, if shorter. Maintenance and repairs are expensed as they occur.

Revenue Recognition - Revenue on photovoltaic and distribution orders is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed and determinable and collectability is reasonably assured.  The Company had no revenues from solar project development for the six months ended June 30, 2009 and the year ended December 31, 2008.

Advertising – The Company expenses advertising costs as they are incurred.  Advertising costs were $150,142 and $15,391 for the six months ended June 30, 2009 and 2008, respectively, and $34,049 for the year ended December 31, 2008.

Foreign Currency – The Company’s functional currency is the Euro. Its assets and liabilities are translated at year-end exchange rates, except for certain non-monetary balances, which are translated at historical rates. All income and expense amounts of the Company are translated at average exchange rates for the respective period. Translation gains and losses are not included in determining net income but are accumulated in a separate component of equity. Foreign currency transaction gains and losses are included in the determination of net income (loss) in the period in which they occur. For the six months ended June 30, 2009 and the year ended December 31, 2008, the foreign currency transaction loss was zero.

Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Income Taxes — The Company follows the liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are determined based on differences between the financial statement and the income tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  The Company expects to maintain a full valuation allowance on the net deferred tax assets until an appropriate level of profitability that generates taxable income is sustained or until we are able to develop tax strategies that would enable us to conclude that it is more likely than not that a portion of the deferred tax assets will be realizable.  Any reversal of valuation allowance will favorably impact our results of operations in the period of the reversal.  For the period from inception (January 23, 2008) through December 31, 2008, and for the six months ended June 30, 2009 and 2008 tax expense, was $129,726, $49 and $0, respectively. At December 31, 2008 and June 30, 2009 and 2008 there were no significant current or deferred taxes or valuation allowance.

Recently Issued Accounting Pronouncements

In December 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“FAS”)  No. 157, "Fair Value Measurement" ("FAS 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements.  This statement is effective for fiscal years beginning after November 15, 2007, except for non-financial assets and liabilities measured at fair value on a non-recurring basis for which the effective date will be for fiscal years beginning after November 15, 2008.  The adoption of FAS 157 for financial assets and liabilities did not have a material impact on the Company's financial statements.  The adoption of FAS 157 for non-financial assets is not expected to have a material impact on the Company’s financial statements.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115” (“FAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, and is applicable beginning in the first quarter of 2008. The adoption of FAS 159 did not have a material effect on our results of operations, cash flows or financial position.

In December 2007, the FASB issued FAS No. 141(R), “Business Combinations” (“FAS 141(R)”), which requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. FAS 141(R) is prospectively effective to business combinations for which the acquisition is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The impact of FAS 141(R) on the Company's financial statements will be determined in part by the nature and timing of any future acquisition completed.

In December 2007, the FASB issued FAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements (as amended)” (“FAS 160”), which improves the relevance, comparability, and transparency of financial information provided to investors by requiring all entities to report noncontrolling (minority) interests in subsidiaries in the same way as equity consolidated financial statements. Moreover, FAS 160 eliminates the diversity that currently exists in accounting from transactions between an entity and noncontrolling interests by requiring they be treated as equity transactions. FAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008; earlier adoption is prohibited.

PREMIER POWER ITALY, S.P.A.
Notes to Financial Statements

3.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31, 2008	June 30, 2009
Vehicles	$18,186	$31,702
Computers and Equipment	4,330	8,747
	22,516	40,449

Less: accumulated depreciation	(3,413)	(7,460)

Total fixed assets	$19,103	$32,989

Depreciation expense was $3,858 and $1,129 for the six months ended June 30, 2009 and 2008, respectively, and $3,563 for the year ended December 31, 2008.

4.	ACCRUED LIABILITIES

Accrued liabilities consisted of the following:

	December 31, 2008	June 30, 2009
Suppliers	$20,866	$103,278
Payroll	1,782	41,304
Customer advances		17,593
Other	1,070	7,377
	$23,718	$169,552

On July 31, 2009, the Company and its parent, Rupinvest Sarl, were acquired by Premier Power Renewable Energy, Inc. (“Premier Power”), in exchange for $18,292 and up to 3,000,000 shares of Premier Power common stock based upon the Company’s sales and gross margin levels through 2011.  In conjunction with the acquisition, the Company’s supply agreements were amended without penalty to eliminate any minimum purchase penalty provisions.

5.	INCOME TAXES

The provision for income taxes for the year ended December 31, 2008, and six months ended June 30, 2009 and 2008 consists of the following:

	December 31, 2008	June 30, 2009	June 30, 2008
Current
Regional	$19,861	—	$—
National	109,865	49	—

Total provision for income taxes	$129,726	$49	$—

As of December 31, 2008, June 30, 2009 and 2008, the Company had a tax liability of $129,726, $129,726, and $0, respectively. As of December 31, 2008 and June 30, 2009 and 2008, the company had no material deferred taxes to report.

6.	COMMITMENTS AND CONINGENCIES

Premier Power Italy is party to a non-cancelable renewable lease for operating facilities in Ripalimosani, Italy, which expires in 2015. The lease requires the following payments as of June 30, 2009, subject to annual adjustment, if any:

2009	$12,292
2010	29,502
2011	29,502
2012	29,502
2013 and beyond	76,212

Total	$177,010

7.	SUBSEQUENT EVENTS

On May 15, 2009, the members of the Company reorganized their ownership interests in the Company and Rupinvest Sarl (Rupinvest), a company controlled by the members of the Company, such that the Company became a subsidiary of Rupinvest. As the Company and Rupinvest were under common control, the transaction has been treated as a reorganization with the assets and liabilities of the Company and Rupinvest continuing to be recorded at their historical costs.